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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2002


                                 SPX CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-6498                38-1016240
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                        13515 Ballantyne Corporate Place
                         Charlotte, North Carolina 28277
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (704) 752-4400

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Item 5.  Other Events.

     On December 6, 2002, we issued two press releases, which are filed as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference. These press releases relate to (i) our announced offering of senior unsecured notes and the filing of a prospectus supplement relating thereto, and (ii) the expected amendment to our senior credit facility. The preliminary prospectus supplement relating to the offering, as well as SPX's Internet home page, contains updated financial and other information regarding SPX.

Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

     99.1 Press Release issued December 6, 2002 announcing Offering of Senior Unsecured Notes.

     99.2 Press Release issued December 6, 2002 announcing Expected Amendment to Senior Credit Facility

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SPX CORPORATION

                            By:  /s/ Christopher J. Kearney
                                 ----------------------------------------------
                                 Christopher J. Kearney
                                 Vice President, Secretary, and General Counsel

Date:  December 6, 2002


                                      S-1

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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------
99.1 Press Release issued December 6, 2002 announcing Offering of Senior Unsecured Notes.

99.2 Press Release issued December 6, 2002 announcing Expected Amendment to Senior Credit Facility


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